EnPro Industries, Inc.

Consolidated Statements of Operations (Unaudited)

For the Quarters Ended March 31, 2014 and 2013
(Stated in Millions of Dollars, Except Per Share Data)

	2014	2013
Net sales	$287.2	$286.9
Cost of sales	190.7	192.7
Gross profit	96.5	94.2
Operating expenses:
Selling, general and administrative	78.9	72.6
Other	0.2	0.9
Total operating expenses	79.1	73.5
Operating income	17.4	20.7
Interest expense	(11.1)	(11.1)
Interest income	0.2	0.1
Other expense	(4.2)	—
Income before income taxes	2.3	9.7
Income tax expense	(1.0)	(1.1)
Net income	$1.3	$8.6
Basic earnings per share	$0.06	$0.41
Average common shares outstanding (millions)	21.3	20.7
Diluted earnings per share	$0.05	$0.39
Average common shares outstanding (millions)	25.1	22.3

EnPro Industries, Inc.

Consolidated Statements of Cash Flows (Unaudited)

For the Three Months Ended March 31, 2014 and 2013
(Stated in Millions of Dollars)

	2014	2013
Operating activities
Net income	$1.3	$8.6
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	7.5	7.4
Amortization	6.7	6.7
Accretion of debt discount	1.8	1.8
Loss on exchange of debt	3.6	—
Deferred income taxes	(12.3)	(4.3)
Stock-based compensation	2.2	(1.8)
Excess tax benefits from stock-based compensation	(0.6)	(2.0)
Change in assets and liabilities, net of effects of acquisitions of businesses:
Accounts receivable	(21.0)	(19.5)
Inventories	(9.3)	(2.3)
Accounts payable	2.8	4.2
Other current assets and liabilities	(10.5)	(8.3)
Other non-current assets and liabilities	2.8	(8.3)
Net cash used in operating activities	(25.0)	(17.8)
Investing activities
Purchases of property, plant and equipment	(6.7)	(9.8)
Payments for capitalized internal-use software	(2.8)	(3.5)
Acquisitions, net of cash acquired	(1.9)	(2.2)
Other	0.1	0.1
Net cash used in investing activities	(11.3)	(15.4)
Financing activities
Net proceeds from short-term borrowings	0.7	7.4
Proceeds from debt	70.3	63.3
Repayments of debt	(34.5)	(42.5)
Other	(4.7)	2.0
Net cash provided by financing activities	31.8	30.2
Effect of exchange rate changes on cash and cash equivalents	(0.1)	(2.4)
Net decrease in cash and cash equivalents	(4.6)	(5.4)
Cash and cash equivalents at beginning of period	64.4	53.9
Cash and cash equivalents at end of period	$59.8	$48.5
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$18.1	$16.7
Income taxes	$13.3	$5.4

EnPro Industries, Inc.

Consolidated Balance Sheets (Unaudited)

As of March 31, 2014 and December 31, 2013
(Stated in Millions of Dollars)

	March 31, 2014	December 31, 2013
Current assets
Cash and cash equivalents	$59.8	$64.4
Accounts receivable	215.7	193.1
Inventories	160.6	149.1
Other current assets	47.5	41.0
Total current assets	483.6	447.6
Property, plant and equipment	186.0	187.5
Goodwill	219.6	220.2
Other intangible assets	198.4	200.1
Investment in GST	236.9	236.9
Other assets	104.0	100.4
Total assets	$1,428.5	$1,392.7
Current liabilities
Short-term borrowings from GST	$23.1	$22.0
Notes payable to GST	11.7	11.2
Current maturities of long-term debt	107.1	156.6
Accounts payable	90.4	86.8
Accrued expenses	121.7	140.9
Total current liabilities	354.0	417.5
Long-term debt	44.3	8.5
Notes payable to GST	259.3	248.1
Pension liability	42.9	47.4
Other liabilities	61.1	57.8
Total liabilities	761.6	779.3
Temporary equity	9.4	15.9
Shareholders' equity
Common stock	0.2	0.2
Additional paid-in capital	470.6	410.9
Retained earnings	174.6	173.3
Accumulated other comprehensive income	13.4	14.4
Common stock held in treasury, at cost	(1.3)	(1.3)
Total shareholders' equity	657.5	597.5
Total liabilities and equity	$1,428.5	$1,392.7

EnPro Industries, Inc.

Segment Information (Unaudited)

For the Quarters Ended March 31, 2014 and 2013
(Stated in Millions of Dollars)

Sales

	2014	2013
Sealing Products	$155.0	$146.6
Engineered Products	91.8	91.8
Power Systems	41.1	49.4
	287.9	287.8
Less intersegment sales	(0.7)	(0.9)
	$287.2	$286.9

Segment Profit

	2014	2013
Sealing Products	$17.1	$21.3
Engineered Products	8.7	5.8
Power Systems	3.3	4.8
	$29.1	$31.9

Segment Margin

	2014	2013
Sealing Products	11.0%	14.5%
Engineered Products	9.5%	6.3%
Power Systems	8.0%	9.7%
	10.1%	11.1%

Reconciliation of Segment Profit to Net Income

	2014	2013
Segment profit	$29.1	$31.9
Corporate expenses	(10.1)	(9.1)
Interest expense, net	(10.9)	(11.0)
Other expense, net	(5.8)	(2.1)
Income before income taxes	2.3	9.7
Income tax expense	(1.0)	(1.1)
Net income	$1.3	$8.6

Segment profit is total segment revenue reduced by operating expenses and restructuring and other costs identifiable with the segment. Corporate expenses include general corporate administrative costs. Expenses not directly attributable to the segments, corporate expenses, net interest expense, gains/losses related to the sale of assets and income taxes are not included in the computation of segment profit. The accounting policies of the reportable segments are the same as those for the Company.

EnPro Industries, Inc.

Reconciliation of Income Before Selected Items to Net Income (Unaudited)

For the Quarters Ended March 31, 2014 and 2013
(Stated in Millions of Dollars, Except Per Share Data)

	2014		2013
	$	Per share	$	Per share
Income before selected items	$9.8	$0.39	$12.5	$0.56
Adjustments (net of tax):
Restructuring costs	(0.1)	—	(0.6)	(0.02)
Loss on exchange of debt	(2.3)	(0.09)	—	—
Interest expense and royalties with GST	(4.8)	(0.19)	(4.7)	(0.21)
Other	(0.4)	(0.02)	—	—
Tax accrual adjustments	(0.9)	(0.04)	1.4	0.06
Impact	(8.5)	(0.34)	(3.9)	(0.17)
Net income	$1.3	$0.05	$8.6	$0.39

Management of the Company believes that it would be helpful to the readers of the financial statements to understand the impact of certain selected items on the Company's reported net income and earnings per share, including items that may recur from time to time. This presentation enables readers to better compare EnPro Industries, Inc. to other diversified industrial manufacturing companies that do not incur the sporadic impact of restructuring activities or other selected items. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results.

The amounts above, which may be considered non-GAAP financial measures, are shown on an after-tax basis and have been calculated by applying the Company's tax rate to the pre-tax amount. The interest expense with GST is included in interest expense, and the restructuring costs, loss on exchange of debt and other are included as part of other operating expense and other expense. Per share amounts were calculated by dividing by the weighted-average shares of diluted common stock outstanding during the periods.

EnPro Industries, Inc.

Reconciliation of EBITDA to Segment Profit (Unaudited)

For the Quarters Ended March 31, 2014 and 2013
(Stated in Millions of Dollars)

	Quarter Ended March 31, 2014
	Sealing	Engineered	Power	Total
	Products	Products	Systems	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$24.7	$14.3	$4.2	$43.2
Deduct depreciation and amortization expense	(7.6)	(5.6)	(0.9)	(14.1)
Segment profit	$17.1	$8.7	$3.3	$29.1
EBITDA margin	15.9%	15.6%	10.2%	15.0%

	Quarter Ended March 31, 2013
	Sealing	Engineered	Power	Total
	Products	Products	Systems	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$29.1	$11.3	$5.6	$46.0
Deduct depreciation and amortization expense	(7.8)	(5.5)	(0.8)	(14.1)
Segment profit	$21.3	$5.8	$4.8	$31.9
EBITDA margin	19.8%	12.3%	11.3%	16.0%

For a reconciliation of segment profit to net income, please refer to the Segment Information (Unaudited) schedule.

EnPro Industries, Inc.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

For the Quarter Ended March 31, 2014 and 2013
(Stated in Millions of Dollars)

	2014	2013
Earnings before interest, income taxes, depreciation,
amortization, and other selected items (adjusted EBITDA)	$32.2	$36.2
Adjustments:
Interest expense, net	(10.9)	(11.0)
Income tax expense	(1.0)	(1.1)
Depreciation and amortization expense	(14.2)	(14.1)
Restructuring costs	(0.1)	(0.9)
Environmental reserve adjustment	(0.6)	—
Loss on debt exchange	(3.6)	—
Other	(0.5)	(0.5)
Impact	(30.9)	(27.6)
Net income	$1.3	$8.6

EnPro Industries, Inc.

Selected Results Reflecting Deconsolidation of GST (Unaudited)

(Stated in Millions of Dollars)

	Quarter Ended		Quarter Ended
	March 31, 2014		March 31, 2013
	EnPro	GST	EnPro	GST
Adjusted net sales *	$280.3	$52.8	$280.8	$56.5
Segment profit/operating profit	$29.1	$11.8	$31.9	$12.7
Adjusted EBITDA	$32.2	$13.5	$36.2	$14.2
Income before selected items	$9.8	$8.2	$12.5	$8.6

* Adjusted net sales reflect third party sales only, which differ from the sales reported on the accompanying consolidated statements of operations which include intercompany sales from EnPro to GST.